UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2007

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92010
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2007, Ashworth, Inc. (the "Company"), through its wholly-owned subsidiary Gekko Brands, LLC (the "Subsidiary"), entered into two-year employment and non-competition agreements with each of J. Neil Stillwell and Calvin J. Martin, Jr. and five-year employment and non-competition agreements with each of Phil R. Stillwell, Jeffery N. Stillwell and Thomas Patrick Allison, Jr., the selling members and employees of the Subsidiary ("the Gekko Employees"). The employment and non-competition agreements guarantee payment of the contingent consideration installment payments for fiscal years 2007 and 2008, thereby amending sections 1.2(c) and 1.3 of the Membership Interests Purchase Agreement, dated July 6, 2004 (the "Purchase Agreement"), relating to the acquisition of the Subsidiary by the Company. Under the Purchase Agreement, an additional $6,500,000 would be paid to the Gekko Employees if the Subsidiary achieved certain specified EBIT and other operating targets through the Company’s fiscal year 2008, to be accounted for as additional cost of the acquired entity. From July 7, 2004 through October 31, 2006, the Subsidiary has thus far achieved the specified EBIT and other operating targets entitling the Gekko Employees to additional consideration of $3,150,000 recorded as an adjustment to goodwill. Under the new employment and non-competition agreements entered into with the Gekko Employees, the guaranteed installment payments for fiscal years 2007 and 2008 will be accounted for as compensation and recognized into expense on a straight-line basis over the term of the employment and non-competition agreements.

A copy of each of the employment and non-competition agreements is filed herewith as Exhibit 10.1 through 10.5 and each is incorporated herein by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

Ex. 10.1* Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and J. Neil Stillwell.

Ex. 10.2* Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and Calvin J. Martin, Jr.

Ex. 10.3* Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and Phil R. Stillwell.

Ex. 10.4* Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and Jeffery N. Stillwell.

Ex. 10.5* Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and Thomas Patrick Allison, Jr.

* Confidential portions of this exhibit have been omitted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

June 12, 2007	By:	Eric R. Hohl

Name: Eric R. Hohl
Title: EVP, CFO and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1*	Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and J. Neil Stillwell.
10.2*	Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and Calvin J. Martin, Jr
10.3*	Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and Phil R. Stillwell.
10.4*	Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and Jeffery N. Stillwell.
10.5*	Employment and Non-competition agreement by and between Gekko Brands, LLC, a wholly-owned subsidiary of Ashworth, Inc., and Thomas Patrick Allison, Jr.

* Confidential portions of this exhibit have been omitted and filed separately with the Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.